POWERING PROGRESS INVESTING IN AMERICA’S NEXT-GENERATION SUPPLY CHAIN July 15, 2020 Exhibit 99.2

2 DISCLAIMERS This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between MP Mine Operations LLC doing business as MP Materials (“MPMO”) and Secure Natural Resources LLC (“SNR” and, together with MPMO, “MP”, “MP Materials” or the “Company”) and Fortress Value Acquisition Corp. (“FVAC”) and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will MP, FVAC or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither MP nor FVAC has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of MP or the proposed business combination. Viewers of this presentation should each make their own evaluation of MP and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This presentation contains trademarks, service marks, trade names and copyrights of MP, FVAC and other companies, which are the property of their respective owners. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of MP’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MP and FVAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of MP or stockholders of FVAC is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to MP; risks related to the rollout of MP’s business strategy and the timing of expected business milestones; risks related to MP’s arrangements with Shenghe; the effects of competition on MP’s future business; risks related to political and macroeconomic uncertainty; the amount of redemption requests made by FVAC’s public stockholders; the ability of FVAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the impact of the COVID-19 pandemic or any of the foregoing risks, and those factors discussed in FVAC’s final prospectus filed on May 1, 2020 under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MP nor FVAC presently know or that MP and FVAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and MP’s expectations, plans or forecasts of future events and views as of the date of this presentation. FVAC and MP anticipate that subsequent events and developments will cause FVAC’s and MP’s assessments to change. However, while FVAC and MP may elect to update these forward-looking statements at some point in the future, FVAC and MP specifically disclaim any obligation to do so unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and MP’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Projections This presentation contains projected financial information with respect to MP, namely MP’s projected revenue, production volume, market share, certain commodity prices, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and free cash flow for 2020-2023. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of FVAC nor the independent registered public accounting firm of MP, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

3 DISCLAIMERS (CONT.) Financial Information; Non-GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement / prospectus or registration statement to be filed by FVAC with the SEC. Prior to the closing of the proposed business combination, MPMO and SNR will be combined under common ownership. Unless otherwise noted, all references to “MP” or “MP Materials” included herein give effect to such combination of MPMO and SNR. All historical financial information of MP and MP Materials included herein has been presented on a combined basis, reflecting the combined historical results of MPMO and SNR on the basis described herein, and is not necessarily indicative of the operating results of the combined entities that would have been achieved for such prior periods. The “pro forma” financial data included herein has not been prepared in accordance with Article 11 of the SEC’s Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma financial statements of MP to be included in FVAC’s proxy statement/prospectus in connection with the proposed business combination (when available). In addition, all MP historical financial information included herein is preliminary and subject to change pending finalization of the audits of MPMO and SNR as of and for the years ended December 31, 2019 and December 31, 2018 in accordance with PCAOB auditing standards. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA, Adjusted EBITDA margin and free cash flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation, amortization, accretion of asset retirement obligations and environmental liabilities. Adjusted EBITDA is defined as EBITDA plus a deferred revenue adjustment to reflect the unrecognized portion of gross profit recoupments from Offtake Advances, and excludes other non-recurring or special items. Free Cash Flow (“FCF”) is defined as net cash from operations minus net purchases of property, plant, and equipment. MP’s management uses these non-GAAP measures to compare MP’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. You can find the reconciliation of these measures to the nearest comparable GAAP measures on slide 49. FVAC and MP believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to MP’s financial condition and results of operations. FVAC and MP believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. MP's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and MP does not recommend the sole use of these non-GAAP measures to assess its financial performance. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in MP’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. MP is not providing a reconciliation of our projected Adjusted EBITDA for full year 2020-2023 to the most directly comparable measure prepared in accordance with GAAP, because MP is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, MP is unable to address the probable significance of the unavailable information, which could be material to future results. You should review MP’s audited financial statements, which will be included in the Registration Statement (as defined below) relating to the proposed business combination (as described further below). Additional Information About the Proposed Business Combination and Where To Find It The proposed business combination will be submitted to stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to holders of FVAC’s common stock in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to MP’s shareholders in connection with the completion of the business combination. After the Registration Statement has been filed and declared effective, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with FVAC's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about FVAC, MP and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement / prospectus, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: R. Edward Albert III, President (ealbert@fortress.com), CC: Alexander Gillette (agillette@fortress.com). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation FVAC, MP and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement / prospectus when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated April 29, 2020 and filed with the SEC on May 1, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in FVAC’s proxy statement / prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

MP MATERIALS Our mission is to restore the full rare earth supply chain to the United States of America. Our success will drive the onshoring of jobs, national security and a carbon-reduced future. 4

INTRODUCTION 5 MP Materials (“MP”) proposes to combine with Fortress Value Acquisition Corp. (“FVAC”) to create a combined company with an estimated $1.5 billion post-transaction equity valuation (with $525MM of net cash)(1)(2) MP is at the center of the electric transportation ecosystem, serving as the only scaled source in North America for critical rare earth materials that enable the mobility of electric vehicles, drones, defense systems, wind turbines, robotics and many other high-growth, advanced technologies MP is driving the transition to fully green supply chains for electric transportation through best-in-class environmental standards and a low impact production process located in California MP is cash flow positive today, and this transaction will fully fund its growth strategy, which is expected to deliver annual estimated Adj. EBITDA of $252 million in 2023 at estimated forward pricing with the opportunity to significantly expand earnings power as we move downstream Alignment of incentives between the sponsors and proposed new shareholders – FVAC has agreed to subject its founder shares to an earn-out vesting mechanism and MP’s existing shareholders plan to roll their existing equity into the combined company as part of the transaction The business combination is expected to close in Q4 2020 Notes: Excluding FVAC’s out-of-the-money warrants, unvested Sponsor Promote Shares, and Seller Incentive Shares; assumes $10.00 / share market value and no redemptions; see slide 39 for additional assumptions Does not include offtake advances from Shenghe

6 LEADERSHIP James Litinsky – Chairman & CEO Mr. Litinsky is the Founder, Chief Executive Officer and Chief Investment Officer of JHL Capital Group LLC. Before founding JHL in 2006, Mr. Litinsky was a member of the Drawbridge Special Opportunities Fund at Fortress Investment Group. Prior to Fortress, he was a Director of Finance at Omnicom Group, and he worked as a merchant banker at Allen & Company. Mr. Litinsky received a B.A. in Economics from Yale University, cum laude, and a J.D./M.B.A. from the Northwestern University School of Law and the Kellogg School of Management. He was admitted to the Illinois Bar. Mr. Litinsky serves on the Boards of AbilityLab and the Museum of Contemporary Art Chicago. Ryan Corbett – Chief Financial Officer Mr. Corbett joined the Company as Chief Financial Officer in 2019. He joined JHL Capital Group LLC as a Managing Director to focus on the firm’s investment in MP Materials. Prior to joining JHL, he was an Analyst at Brahman Capital Corp. and King Street Capital Management, both alternative asset managers based in New York, where he focused on special situations investments across the capital structure. Mr. Corbett started his career in investment banking at Morgan Stanley & Co. He graduated magna cum laude from the Wharton School of the University of Pennsylvania with a concentration in Finance. Michael Rosenthal – Chief Operating Officer Mr. Rosenthal will serve as the Chief Operating Officer of the Company upon closing of the business combination with FVAC. Mr. Rosenthal co-founded the Company and has been managing the Mountain Pass operation since the Company took control of the site in 2017. Before joining MP Materials, he was a Partner at QVT Financial, an investment firm. At QVT, Mr. Rosenthal concentrated on investments in the global automotive sector and in China. Prior to joining QVT, he worked as a senior high yield credit analyst for Shenkman Capital Management. Mr. Rosenthal graduated from Duke University with an A.B. degree in Economics and Comparative Area Studies. Drew McKnight – Chief Executive Officer of FVAC Mr. McKnight is a Managing Partner of the Credit Funds Business at Fortress based in San Francisco, CA. Mr. McKnight heads the liquid strategies and serves on the investment committee for the Credit Funds and is a member of the Management Committee of Fortress. Mr. McKnight is also the Co-CIO of the Drawbridge Special Opportunities Fund, Fortress Lending Fund and Fortress Credit Opportunities Fund V. In addition, Mr. McKnight is currently the CEO of Fortress Value Acquisition Corp.

EXECUTIVE SUMMARY: BUSINESS OVERVIEW

1 Asset	• MP owns and operates one of the world's largest integrated rare earth mining and processing facilities in Mountain Pass, CA – The only major rare earths resource in the Western Hemisphere with a proven, multi-decade reserve base – A rich, decades-long history as the world's leading producer of rare earth materials until the 1980s, when Chinese industrial policy prioritized market share dominance in this critical industrial input – MP purchased the resource and state-of-the-art facilities in 2017 with the vision of incorporating proven process technologies to recreate an integrated domestic supply chain company to power the coming Electric Vehicle ("EV") revolution
2 Market Growth	• Neodymium-Praseodymium ("NdPr") is a rare earth material used in high-strength permanent magnets that power the traction motors of EVs, robotics, wind turbines, drones and many other high-growth, advanced motion technologies – With growing EV penetration, the market for NdPr is expected to rapidly fall into deficit without credible global resources with economic viability at current prices – Global industry and governments are motivated to diversify sourcing beyond China's current dominance to ensure material availability and provide the certainty required to invest in the supply chains necessary for ex-China EV production
3 Strategy	• MP's current strategy consists of a three-stage plan to re-establish this critical industrial input within the United States: – **Stage I (complete):** commissioning of the mining, milling, and flotation processes to produce a high-quality rare earth concentrate, an intermediate product that is currently sold into Asia. MP's median monthly production is >2.6x that of its predecessor in a largely fixed cost business; Adj. EBITDA and FCF positive at this stage – **Stage II (complete by 2022):** retrofit of the existing processing facility workflow to make separated rare earth oxides more reliably, at significantly lower cost and with an expected smaller environmental footprint. The project is permitted, "shovel-ready," and is expected to accelerate near-term earnings power to $252 million of expected 2023 Adj. EBITDA at estimated forward pricing – **Stage III (2025+):** leverage singular source of commercial-scale Western rare earth supply to expand downstream to magnets, easing concerns about China as a supply chain "single point of failure" as global EV penetration accelerates; flexibility to buy, build, or JV with substantial incremental EBITDA opportunity

MP MATERIALS
7

EXECUTIVE SUMMARY: PROPOSED TRANSACTION

4 Deal Structure	• MP Materials and Fortress Value Acquisition Corp. have executed definitive agreements to enter into a business combination (the "Transaction") • It is anticipated that the post-closing public company will be a Delaware corporation, retain the MP Materials name, and be listed on the NYSE • The Transaction is expected to be funded by a combination of $345MM cash held in trust at FVAC (less any redemptions) and $200MM in committed PIPE proceeds – Transaction is expected to result in $525MM of net cash[(1)(2)] to fully fund the MP growth strategy – Proceeds will be utilized to complete refinery retrofit and fund downstream expansion strategy to return magnet manufacturing to the United States – New and existing shareholders aligned in maximizing value with FVAC's founder shares subject to vesting pursuant to an earn-out ("Sponsor Promote Shares") and the potential for issuance of incentive shares ("Seller Incentive Shares") to existing target shareholders, in each case, subject to the achievement of certain share price performance hurdles
5 Valuation	• Transaction implies a pre-transaction Enterprise Value (cash-free / debt-free) of ~$1,000MM and a post-transaction Equity Value of approximately ~$1,473MM[(3)(4)] – Represents a material discount to public peers and retains significant valuation upside for anchor investors • Existing MP shareholders expected to retain 62.4% of the pro forma equity[(3)] – No monetization or sell-down expected by existing shareholders. MP management expected to own over 12% of the pro forma company, and expects to remain long-term holders given their conviction in the prospects and valuation upside of the business

Notes:
1. Subject to reduction to the extent cash available after the Transaction is less than $495MM
2. Does not include offtake advances from Shenghe
3. Represents economic interests, excluding public warrants, unvested Sponsor Promote Shares and Seller Incentive Shares. Including Unvested Sponsor Promote Shares, Sponsor holds a 6.1% voting interest, diluting other shareholders voting interests on a pro rata basis; assumes $10.00/share market value, and no redemptions.
4. Equity value excludes unvested Sponsor Promote Shares and is pro forma for exchange of each Sponsor private placement warrant for 0.15 of a common share, resulting in the exchange of 5,933,333 warrants into 890,000 newly created Class F shares.

MP MATERIALS
8

9 Asset Section 1

MP MATERIALS AT-A-GLANCE
MOUNTAIN PASS IS A UNIQUE, WORLD CLASS ASSET

Rich Rare Earths History

~70 years Since Production Started in Mountain Pass	**$1.7BB** Total Capital Invested

Vast, High Grade Reserve

804k mt Recoverable tREO	**8% ore grade** World-Class Reserve

Sizeable and Highly Profitable Rare-Earths Operation (Stage II)

6,075 mt Expected Run-rate NdPr Annual Production	**$252MM** Estimated Run-rate Adj. EBITDA (2023E)

Potential Downstream Expansion (Stage III)

NdPr Magnet Production	Buy, Build or JV

Operationally Leveraged Earnings Power

Potential for fully integrated business, with lower volatility

Our Business Model



Refining Plant
Beneficiation Plant
Metallurgy
Mine
MP MATERIALS
Magnet Making
Concentrate
Oxides
NdPr Magnets

MP MATERIALS
ASSET 10

A RICH RARE EARTH HISTORY

MP MATERIALS ACQUIRED A HISTORICALLY HIGH QUALITY ASSET AFTER A PERIOD OF CHALLENGED EXECUTION BUT SUBSTANTIAL CAPITAL INVESTMENT



1 1952
Molybdenum Corporation of America ("Molycorp") begins production at Mountain Pass after purchasing the recently discovered Sulphide Queen carbonatite and Birthday claims
2 1960s – 80s
Mountain Pass is the world's dominant source of rare earths
3 1997
UNOCAL acquires Molycorp
4 2002
UNOCAL suspends mining
5 2005
Chevron acquires UNOCAL
6 2008
Chevron sells Mountain Pass to an investor group ("new Molycorp")
7 2010
Molycorp completes IPO and launches Project Phoenix to rebuild processing facilities to focus on the Cerium supply chain
8 2015
Molycorp files for bankruptcy after technical challenges with novel process, execution issues and excessive leverage
9 Q4 2015
Mountain Pass is placed into cold-idle status
10 Q3 2017
MP Materials acquires Mountain Pass
11 Q4 2017
Production is restarted at Mountain Pass
12 2018
First sales of rare earth concentrate produced at Mountain Pass
13 2019
MP Materials hits run-rate production representing 15%(1) of global rare earth market
14 2020
Stage II design and execution in process
15 2025E
Commence Stage III Downstream Expansion

Notes:
1. Based on Company run rate estimates and the Roskill 2019 industry report

MP MATERIALS ASSET 11

12 EV SUPPLY CHAIN DEMANDS A WESTERN HEMISPHERE SUPPLIER POTENTIAL TO RESTORE CRITICAL INDUSTRIAL INPUT TO THE UNITED STATES Notes: Based on Company run rate estimates and the Roskill 2019 industry report MP represents approximately 15% of global rare earth concentrate production and 100% of the rare earth materials produced in the Western Hemisphere (1) Asset Opportunity to be the only Integrated NdPr Magnet Producer in the Western Hemisphere Scaled Rare Earth Oxide Producer NdPr Magnet Producer Potential Select End Users (Europe) Potential Select End Users (APAC) Potential Select End Users (Americas)

UNIQUE GLOBAL SUPPLY POSITION WITHOUT ALTERNATIVES
HIGH BARRIERS TO ENTRY IN THE EX-CHINA RARE EARTH RESOURCES MARKET


GREENFIELD
COST: SEVERAL BILLION in AGGREGATE
ANNUAL PRODUCTION: 1/3RD OF MP COMBINED
TIMING: UNCERTAIN, 2023+
SIGNIFICANTLY HIGHER OPERATING COSTS
EXISTING / BROWNFIELD
~$350MM CAPEX REQUIRED
DUPLICATIVE CAPACITY
TIMING: 2024+
GEOPOLITICAL RISK
Annual Production tREO mT
30,000
20,000
10,000
"STAGE II" RETROFIT
COST: ~$170MM
SEPARATED REOs EXPECTED IN 2022
Ucore Rare Earth
Bokan-Dodson, AK
In Pilot Testing
Texas Mineral Resources
Round Top, TX
Pre-Feasibility Study
Rare Element Resources
Bear Lodge, WY
Idle
Lynas
Western Australia
Cracking / Leaching Relocation
MP MATERIALS
Mountain Pass, CA
~15% of Global Concentrate Market

MP believes it is the only feasible foundation for an integrated Western Hemisphere producer to compete against China

Sources: Roskill Rare Earth Outlook 2019; Worley report; tREO concentration of proven and probable reserves for Ucore, Texas Mineral Resources, and Rare Element Resources are estimated at 0.7%, 1.6%, and 2.7%, respectively, versus MP Materials at 8.0%. Rare Element Resources Bear Lodge project has been suspended since 2016

MP MATERIALS
ASSET 13

Asset 14 DIFFERENTIATED ESG THESIS VERSUS COMPETITORS MP POSITIONED AS ONLY RARE EARTHS PRODUCER THAT SATISFIES CONSUMERS’ GROWING DEMAND FOR FULLY GREEN SUPPLY CHAINS MP can be a low cost producer while also creating significant positive externalities for the world Produces critically important rare earths to power the new economy ü ü Sourced primarily from bastnaesite ore with low levels of naturally-occurring radioactive elements ü ü / × Closed-loop flotation process water recycling ü × Single-site integrated operation enabling safe disposal of mineral byproducts at point of origin ü × Low-impact dry-stacked tailings ü × A domestic source under recent presidential determinations and DoD funding initiatives ü × Committed to rebuilding full western rare earths magnet value chain ü × Other Major Global Peers

Asset 15 SUSTAINABLY-SOURCED MATERIALS POWERING THE GREEN REVOLUTION ESG DESIGNED FROM INCEPTION WITH AN ENVIRONMENTALLY FRIENDLY “GREEN MINE” Open Pit Mine Mill Facility Paste Tailings Facility Tailings Impoundment 1 2 4 3 Mine – Ore-body with low levels of thorium and uranium Mill – Uses reclaimed water from the paste tailings facility Paste Tailings – Dry tailings provides reclaimed water for flotation Tailings Impoundment – Dry tailings deposited in a lined impoundment, reducing risk of seepage issues, runout or catastrophic failure, while minimizing waste 1 2 3 4 Utilizes a state-of-the-art dry tailings process, eliminating the need for high-risk wet tailings ponds Water reclaimed from the paste tailings facility is recycled back into the production process to mitigate the environmental impact; this process uses 1/20th of the fresh water of a comparable milling and flotation circuit CHP and Chlor-Alkali Facility – Will utilize clean natural gas to provide reliable, low cost power and steam; waste water brine from the separations process will be consumed to create reagents on-site 5 CHP and Chlor-Alkali Facility 5

Replacement Cost ($MM) Sources: Batuta Capital Advisors, Management records Asset 16 MP’S ESTIMATED POST-TRANSACTION EQUITY VALUE OF $1.5BB(1) IS BELOW REPLACEMENT COST $1.7BB OF CAPITAL IN THE GROUND FACILITY ASSET ACQUISITION VALUE INSTALL YEAR Mine Production $11 2013 Crushing Facility 13 2012 Mill & Flotation Facility 93 2013 Tailings Management 81 2013 Leach & Crack Facilities 257 2015 Purification, Separations, Finishing Facilities 377 2014 Chlor-Alkali Facility 285 2014 Combined Heat & Power Plant (elec. & steam) 120 2013 Water Supply & Treatment 81 2013 Storage Tanks, Instrumentation, Utilities, Other 379 2013 Total $1,697 Crushing Facility Mill & Flotation Dry Paste Tailings Rare Earth Separation Facility Selected Existing Facilities at Mountain Pass Facility Notes: 1. Excluding any outstanding warrants, unvested Sponsor Promote Shares, Seller Incentive Shares, and $10.00 / share market value and assuming no redemptions . See slide 39 for additional assumptions

6 Section 2 Market Growth

18 THE SUSTAINABLE MOBILITY ECOSYSTEM PUBLIC INVESTORS ARE SEEKING WAYS TO GET EXPOSURE TO THE TRANSFORMATIVE CHANGES AHEAD FROM EVs AND CLIMATE CHANGE INVESTMENT Market Growth Semiconductors Tech / Hardware “Cars and Climate” 43 Metals & Mining Cap Goods Chemicals/ Materials Autos / Shared Mobility Energy Machinery Electric Utilities Batteries MP Materials is a pure play on the cars and climate theme 48 “Cars and Climate” 48

RARE EARTHS ARE CRITICAL MATERIALS FOR THE COMING DECADES
NdPr MAGNETS[1] ARE ESSENTIAL BUILDING BLOCKS FOR THIS EVOLUTION

60 Nd → 59 Pr →

WIND TURBINES | INDUSTRIAL AUTOMATION | ROBOTICS | ELECTRIC VEHICLES | DRONES | ELECTRIC PUB. TRANSPORT | ELECTRIC AVIATION

Example

AUTOMOTIVE SUPPLY CHAIN	Annual Domestic Automobile Sales	Automotive Contribution To GDP	Number Of Jobs In Auto Supply Chain	% Of Private Market Jobs Related To Auto Industry
	~$545BB	~3.0%	~10MM	~3%

NdPr magnets are a single point of failure for national security, the economy and the environment

Sources: GDP Value Add by Industry (BEA), American Automotive Policy Council (AAPC), MSER, FRED Economic Data from Federal Reserve Bank of St. Louis
Notes:
1. A neodymium magnet (also known as NdPr, NdFeB, NIB or Neo magnet) is the most widely used type of rare-earth magnet. It is a permanent magnet made from an alloy of neodymium, iron, and boron

MP MATERIALS
MARKET GROWTH 19

20 THE TRANSFORMATION HAS BEGUN MP IS THE BEACHHEAD OF THE NEW EV SUPPLY CHAIN Morgan Stanley Research (October 2019) “MS forecasts 113 million EVs globally by 2030 and 924 million by 2050. (…) To fully build out the required global infrastructure to support electric vehicles, we forecast $11 trillion of total expenditure through 2050, or $350bn p.a.” Market Growth VW Aims For 100-Fold EV Production Boost by 2028: BNEF 2020-06-12

Canada Target to sell 100% zero-emission vehicles by 2040 Netherlands Plan to ban all new petrol and diesel cars by 2030 European Union Denmark calls for EU ban on sale of all diesel and petrol cars by 2040 Norway EVs accounted for 58% of all car sales in March 2020 with regulations targeting 100% by 2025 South Korea Goal of 33% of new vehicles to be electric by 2030 USA 11 states adopted zero emission vehicle (ZEV) mandates India Various incentive and regulatory programs aim to increase EV sales to 30% of total new cars by 2030 China Aims for about 25% of new cars sold by 2025 to be electrified ”Car companies have announced $225 billion in electric vehicle investments by 2023, according to AlixPartners LLP, a consulting firm” -- Wall Street Journal (February 2020) 21 Market Growth TIPPING POINT GOVERNMENTS ARE MANDATING A RAPID SHIFT TO EVs Germany Aims to have 7-10m EVs on the road by 2030 to meet climate protection objectives Japan Aims for all new cars sold to be electric or hybrid by 2050 Singapore Aims to phase out petrol and diesel vehicles by 2040 United Kingdom Proposed ban on selling new petrol, diesel or hybrid cars by 2035 France Gasoline and diesel vehicle sales currently banned by 2040 Brazil Targeting a 30% share for EVs by 2030 Sources: Newsrun

GLOBAL SUPPLY UNABLE TO MEET FORECASTED DEMAND
EVs ALONE COULD CONSUME THE ENTIRE WORLD SUPPLY WITHIN A DECADE

Global Electric Vehicle Units Sales / % of Global Total Vehicle Unit Sales



Unit sales (MM)
%
100.0
80.0
60.0
40.0
20.0
-
100%
75%
50%
25%
0%
EVs would consume ~101%[1] of current annual NdPr production
EVs would consume ~51%[1] of current annual NdPr production
EVs would consume ~22%[1] of current annual NdPr production
EVs consume ~5%[1] of annual NdPr production
2019
2021E
2023E
2025E
2027E
2029E
2031E
2033E
2035E
2037E
2039E
Unit Sales (MM)
% of Total Global Unit Sales

Representative Electric Drivetrain



NdPr Magnet
NdPr Magnet

"The smaller size / weight, higher torque density and improved efficiency of permanent magnet motors compared to induction motors make them attractive for use in HEV and EVs, as they provide better acceleration, reduce vehicle weight and allow greater space for other components. **It is expected that other models will introduce permanent magnet motors to improve their performance and range as the EV market becomes more competitive.**"

-- Roskill

Sources: Morgan Stanley Research, CRU
Notes:
1. Assumes 1 kg of NdPr consumption per EV unit and CRU current NdPr global supply of 45.2kt

MP MATERIALS
MARKET GROWTH 22

Market Growth 23 RARE EARTHS ARE ESSENTIAL EVEN TO COMPETING TECHNOLOGIES WITHIN THE ECOSYSTEM THE MOST EFFICIENT BATTERY CHEMISTRY FOR EVs IS STILL UNKNOWN, BUT MOTOR TECHNOLOGY IS WELL-SETTLED NdPr is likely to be in high demand for EVs, regardless of which energy approach wins Key Lithium Ion Battery Technologies Other Technologies Battery Chemistry LCO LMO LFP NMC NCA Solid State Battery Hydrogen Fuel Cell Other Primary Materials Cobalt Manganese Iron, Phosphate Nickel, Manganese Cobalt Nickel, Cobalt, Aluminum Lithium Hydrogen Dominant Motor Technology Permanent Magnet Permanent Magnet Permanent Magnet Permanent Magnet Permanent Magnet Permanent Magnet Permanent Magnet Critical Motor Materials NdPr NdPr NdPr NdPr NdPr NdPr NdPr Select OEMs Examples Most EV OEMs Except Tesla

Key NdPr Magnet Market Segments 2019 Market Growth 24 ADVANCED HIGH-GROWTH END-MARKETS NdPr MAGNETS ARE CRITICAL FOR ADVANCED TECHNOLOGIES EXPERIENCING STRONG SECULAR GROWTH 35 kt NdPr(1) EVs and other growth areas are just 25% of the magnet market today with growth positioned to explode Notes: Considers 41.0kt of rare earths used to manufacture permanent magnets and that NdPr accounts for 85% of the rare earth consumption, per Roskill 2019 report Sources: Roskill 2019 report

POWERING GREEN ENERGY
WIND TURBINES DRIVING NdPr MAGNET DEMAND GROWTH

Global Installed Capacity
GW


3,000
2,000
1,000
0
Wind turbines require up to ~232kg of NdPr / MW
Worldwide additions expected to average 77GW globally
62GW of wind capacity added globally in 2019
651
1,023
CAGR: 7.8%
2019A
2025E

Representative Direct-Drive Wind Turbine


NdPr Magnet

"The wind turbine market is anticipated to account for ~30% of the global growth in the use of rare earth magnets from 2015- 2025. Using rare earth metals prevents the use of a gearbox. **Rare earth magnets make the turbines lighter, cheaper, more reliable, easier to maintain and capable of generating electricity at lower wind speeds."**

-- UBS Research

Sources: GWEC, Wood Mackenzie; Mordor Intelligence; CRU

MP MATERIALS
MARKET GROWTH 25

POWERING NATIONAL SECURITY
RARE EARTHS ARE ESSENTIAL INPUTS TO THE NATIONAL DEFENSE SUPPLY CHAIN

Rare Earths Usage by Weapons Platform
lbs



F-35
920 lbs.
Arleigh Burke DDG-51
5,200 lbs.
SSN-774 Virginia-class Submarine
9,200 lbs.

Select Rare Earth Defense Applications



Rare Earth Elements Used
Nd, Pr, Sm, Dy, Tb
Neodymium, Praseodymium, Samarium, Dysprosium, Terbium
Rare Earth Technology
Compact / Powerful Permanent Magnets
Function / Application
Guidance & Control Electric Motors and Actuators
Selected Examples
Tomahawk Cruise Missile
Smart Bombs
Joint Direct Attack Munitions
Joint Air to Ground Fin Actuator
Predator Unmanned Aircraft

Sources: Congressional Research Service, Rare Earth Industry and Technology Association

MP MATERIALS
MARKET GROWTH 26

Market Growth 27 MP MATERIALS IS ANSWERING U.S. GOVERNMENT’S CALL TO ACTION THE U.S. GOVERNMENT SEES RARE EARTHS AS KEY TO OUR NATIONAL SECURITY SUPPLY CHAIN Executive Order 13817 “A Federal Strategy to Ensure Secure and Reliable Supplies of Critical Materials” (December 2017) Secretary of the Interior presents a list of 35 minerals deemed critical under the definition in the Executive Order, including the entirety of the Rare Earth Elements Group (February 2018) Five separate Presidential Determinations to address both the upstream and downstream deficiencies in our rare earth and magnet supply chain (July 2019) Department of Defense (“DoD”) Title III Funding Opportunity Announcement (“FOA”) focused on light rare earth separation capacity released; MP submitted a proposal (March 2020) Sources: Executive Order 13817, USGS, Adamas Intelligence, DoD

4 Section 3 Strategy

Strategy 29 Status Complete In-Process Future Product RE Concentrate NdPr, La, Ce, Heavy Rare Earth Concentrate NdPr Magnets Market China Global Global Stage I Stage II ROAD MAP EXECUTING ON OUR LONG TERM PLAN Stage III

Strategy 30 ESTABLISHING A FULLY INTEGRATED VALUE CHAIN MP BRINGS DECADES OF RARE EARTH KNOW-HOW TO RESTORE DOMESTIC SUPPLY STAGE II: Roast, Leach, Mill Capacity Expansion and Solvent Extraction STAGE I: Mining, Milling and Flotation Concentrate Filter Press Flotation Crushing Grinding Purification Filter Leach Fuel Rotary Kiln Rare Earth Solutions Solids Solvent Extraction Precipitation Fuel Product Finishing Separated Rare Earth Products STAGE III POTENTIAL DOWNSTREAM OPPORTUNITY: Production of NdPr Magnets(1) Oxide to Metal Reduction Hydrogen Decrepitation Jet Milling Sinter And Heat Treat Pressing In Magnetic Field Machining Plating Magnetize Strip Casting Facilities to be developed Currently being retrofitted Filter Notes: 1. Preliminary NdPr Magnet production flow

WORLD-CLASS ORE BODY
HIGH-GRADE MINE ENABLES SUPERIOR VALUE CREATION ACROSS ALL STAGES

- Uniquely high-grade mine with significant content of higher value-added rare earth elements Nd and Pr
- ~2,200 fee simple acres with ~15,000 acres of mineral rights; 30-year mine permit
- October 2019 NI 43-101 Resources and Reserves Study reflects ~20 years of mine life with conservative operating assumptions
- February 2020 SRK Technical Memo recognizes the potential for 15+ years of additional mine life (before pursuing an updated exploratory drilling program) driven by the ability to sell products outside of China
  - Sales outside China would not be burdened by VAT or tariffs, which should drive an increase to economically proven and probable reserves
- Currently undertaking analysis to upgrade statement to be SEC Guide 7 compliant; MP expects an upgrade to both total Proven & Probable reserves as well as total mine life

Resources	Resource Metric Tons	Grade (tREO %)	Contained tREO Tons	Recoverable tREO Tons [1]
Proven	214,786	9.0%	19,331	13,532
Probable	14,431,568	7.8%	1,128,549	789,984
Proven + Probable	**14,646,354**	**7.8%**	**1,147,879**	**803,516**

Sources: NI 43-101 Technical Report Mountain Pass Rare Earth Project, San Bernardino County, California (2019), Pittuck, Wellman, Braun, Pfahl, Olin, Osborn & Rodrigues

Notes:
1. Assumes 70% mill recoveries

MP MATERIALS STRATEGY 31

Q1 2020 Q1 2020 Annualized Revenue $20.7 $82.9 Total Costs (16.7) (66.7) Cost of Sales (11.8) (47.4) Freight and Shipping (1.9) (7.5) General and Administrative Expenses (3.0) (11.8) EBITDA(2) $4.1 $16.3 Deferred Revenue Adjustment(3) 0.7 2.6 Adjusted EBITDA(2) $4.7 $18.9 Tariff Impact on Q1 Results (Tariff lifted Q2 2020) 4.4 17.4 2H 2020 Anticipated Cost Savings(4) 1.3 5.2 Further Adjusted EBITDA (including tariff impact and anticipated cost savings) $10.4 $41.5 Realized Price ($ / kg of concentrate) $1.33 Realized Price Ex-Tariff ($ / kg of concentrate) $1.60 Production Cost ($ / kg of concentrate) $0.92 32 Preliminary Financial Summary(1) (Unaudited, $MM) $MM Notes: Results are unaudited and pro forma for MPMO/SNR combination See slide 49 for reconciliation of Adj. EBITDA to net income Assumes full recognition of gross profit recoupment from Shenghe Offtake Agreement Anticipated cost savings from insourcing strip mining (starts mid-July) and the recommissioning of the NG pipeline to replace LNG (starts October) Strategy STAGE I: FULLY OPERATIONAL AND PROFITABLE BUSINESS ON TRACK TO GENERATE $40MM+ 2020 FURTHER ADJUSTED EBITDA

Strategy 33 STAGE II: PROVEN TECHNOLOGY SUCCESSFULLY EXECUTED AT MOUNTAIN PASS FOR DECADES CONTINUED EXECUTION BY NEW MANAGEMENT TEAM Reintroduction of concentrate drying and roasting to the Mountain Pass processing facility Process already performed successfully and reliably for decades - prior ownership abandoned the practice to target cerium Stage II investments are mainly to recreate this roasting circuit and reorient the plant process flow to accommodate the roasted concentrate Strong investment in product finishing circuits enable significantly higher volumes of high-purity separated oxides versus prior ownership Product will be separated into NdPr oxide, heavy rare earth concentrate (SEG+) and La carbonate Detailed capex study already concluded, high confidence in capital needed and potential to leverage existing infrastructure Key Stage II Project Items Description Concentrate Thickening Replacement of the existing flotation concentrate thickener underflow pumps Concentrate Drying Addition of new filter, dryer, and storage bins Concentrate Calcining Addition of new calciner, pneumatic conveyors and storage bins for the calcined concentrate Leaching Addition of new scrubber system Cerium Concentrate and Post-Precipitation Solids Addition of new thickeners and filters Neodymium + Praseodymium (NdPr) Finishing Addition of new NdPr oxide finishing circuit Cerium Removal Addition of new cerium precipitation circuit Lanthanum Carbonate Finishing Upgrade of lanthanum precipitation and finishing circuit Salt Crystallizer Addition of new brine salt crystallizer to remove salt from process water and enable evaporation and/or recycling of water

NdPr Price $ / kg Strategy 34 COMMODITY PRICE HISTORICAL AND FORECAST NdPr PRICE INCREASE EXPECTED DUE TO STRONG DEMAND / TIGHT SUPPLY DYNAMIC $40.00 $50.00 $65.00 $70.00 $44.20 $197.28 $60.00 $81.00 $89.00 $102.00 $127.00 $141.00 $70.35 $70.70 Sources: Bloomberg, Management, CRU E E E E E E

35 STAGE II EARNINGS POWER UNDER DIFFERENT PRICE SCENARIOS LOW-COST PRODUCER PROFITABLE ACROSS DIFFERENT NdPr PRICES Strategy Notes: Stage I figures represent 2020E estimates and Stage II figures represent 2023E estimates, each assuming the NdPr prices indicated Stages I and II Revenue and Adj. EBITDA Estimates (1) $90 NdPr Oxide Price: $50 $70 Revenue ($MM) Adj. EBITDA ($MM) NdPr Price ($ / kg)

STAGE II FINANCIAL OVERVIEW

STRONG TOP LINE GROWTH, ALREADY ADJ. EBITDA POSITIVE AND ANTICIPATING STRONG FCF CONVERSION AT RUN-RATE

Revenue(1)


$MM
500
250
0
CAGR: 53.3%
75
102
171
349
415
2019
2020E
2021E
2022E
2023E

Adj. EBITDA (1) (2)


$MM
300
150
0
CAGR: 133.6%
8
29
82
172
252
2019
2020E
2021E
2022E
2023E
Margin: 8.0% 28.3% 47.7% 49.4% 60.8%

Capex (1)


$MM
Maintenance
Stage II capex
Chlor-Alkali capex
200
100
0
2
35
31
5
149
139
10
10
42
30
12
2019
2020E
2021E
2022E
2023E
% of Sales: 1.9% 34.6% 86.9% 3.0% 10.2%

Free Cash Flow ("FCF") (1)(3)


$MM
200
0
(200)
4
(5)
(36)
43
(96)
102
102
168
138
2019
2020E
2021E
2022E
2023E
Cash Balance(4)($MM): 30 512 367 429 566
FCF (ex-growth capex)

Notes:
1. All figures are pro forma for the combination of MPMO and SNR
2. Assumes (i) full recognition of gross profit recoupment from Shenghe Offtake Agreement (ii) add-back from non-cash items, and (iii) pro forma adjustments for MPMO/SNR combination. Please refer to slide 49 for detailed Adj. EBITDA reconciliation to corresponding GAAP measure
3. Free cash flow ("FCF") is defined as net cash from operations, less net purchases of property, plant, and equipment. Please refer to slide 49 for detailed FCF reconciliation to corresponding GAAP measure
4. Includes cash and equivalents and current deposits

MP MATERIALS
STRATEGY 36

37 STAGE III: BENEFITS OF VERTICAL INTEGRATION SIGNIFICANT DOWNSTREAM EARNINGS POTENTIAL Strategy Uniquely positioned to capture significant downstream profit opportunity via buy, build or JV strategy as the sole commercial-scale source of magnetic feedstock in the Western Hemisphere Magnet production allows a “value upgrade” of MP’s rare earth materials and access to a business unavailable to potential competitors without our scarce resource Provides MP Materials a scalable industrial output with profitability protection against NdPr pricing volatility Total profit opportunity provides a high return-on-capital investment regardless of ultimate structure Illustrative Permanent Magnet Motor NdPr Magnets Stator Rotor Stator Sources: Allied Market Research

3 Section 4 Deal Structure

PRO FORMA OWNERSHIP

Transaction Sources

$MM | Approximate Figures

SPAC Cash in Trust[1]	$345.0
Equity Rollover[2]	919.4
PIPE	200.0
Sponsor Warrants Converted to Common Shares	8.9
Total Transaction Sources	**$1,473.3**

Transactions Uses

$MM | Approximate Figures

Pay Down Existing Debt	$21.1
Cash to Balance Sheet[1]	488.9
Equity Rollover[2]	919.4
Estimated Fees	35.0
Sponsor Warrants Converted to Common Shares	8.9
Total Transaction Uses	**$1,473.3**

Estimated Pro Forma Valuation

$MM, except for share price and share count | Approximate Figures

Share Price	$10.00
PF Shares Outstanding	147,332
Equity Value	**$1,473.3**
Plus: Debt (Equipment Notes)	2.5
Plus: Offtake Advances from Shenghe	95.5
Less: Cash[3]	(527.5)
Enterprise Value	**$1,043.9**

Illustrative Pro Forma Ownership[4]



PIPE Investors
13.6%
Sponsor[5]
0.6%
Existing FVAC
Shareholders
23.4%
Existing MP
Materials
Shareholders
62.4%

Notes:
1. Subject to reduction to the extent cash available after the Transaction is less than $495MM. Actual results in connection with the business combination may differ.
2. Based on $80.6MM estimated net debt
3. Pro forma cash calculated using $38.6MM of existing cash at MP Materials plus $545MM raised via the merger with FVAC ($345MM of SPAC Cash in Trust plus $200MM of PIPE proceeds) net of $21.1MM of MP Materials debt paid down and $35MM in estimated fees
4. Represents economic interests, excluding public warrants, unvested Sponsor Promote Shares and Seller Incentive Shares. Including Unvested Sponsor Promote Shares, Sponsor holds a 6.1% voting interest, diluting other shareholders voting interests on a pro rata basis; assumes $10.00/share market value, and no redemptions.
5. Equity value excludes unvested Sponsor Promote Shares and is pro forma for exchange of each Sponsor private placement warrant for 0.15 of a common share, resulting in the exchange of 5,933,333 warrants into 890,000 newly created Class F shares.

MP MATERIALS
DEAL STRUCTURE 39

LONG-TERM PARTNERSHIP: SPAC SPONSOR “PROMOTE” RESTRUCTURED AS AN “EARN-OUT” FVAC SPONSOR HAS AGREED TO SUBJECT THEIR FOUNDER SHARES TO SHARE PRICE VESTING CONDITIONS AT A SIGNIFICANT PREMIUM TO THE TRANSACTION VALUE 40 Deal Structure FVAC, MP’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value Notes: Subject to reduction to the extent cash available after the Transaction is less than $495MM Subject to the common stock closing price exceeding the share price triggers specified for any 20 trading days within a 30-day consecutive trading period prior to the tenth anniversary of the closing date of the Transaction DEAL STRUCTURE Size Structure Sponsor Promote Shares 8.625MM(1) 50% @ $12.00 / share(2) 25% @ $14.00 / share(2) 25% @ $16.00 / share(2) Seller Incentive Shares 12.860MM 50% @ $18.00 / share(2) 50% @ $20.00 / share(2) Sponsor Warrants 5.933MM To be exchanged pre-closing at 0.15 of a share per warrant

6 Section 5 Valuation

EV / Adj. EBITDA Multiples (Run-rate 2023E for MP Materials; 2021E for Peers(1)) LFCF Yield(2) (%) (Run-rate 2023E for MP Materials; 2021E for Peers(1)) (%) Valuation 42 VALUATION BENCHMARKING MP MATERIALS RUN-RATE MULTIPLES AT A SIGNIFICANT DISCOUNT TO PEERS Notes: Peers data from public filings and Wall Street estimates, SEC Filings and Capital IQ; market data as of June 12, 2020 LFCF Yield defined as (cash flow from operations – capex) / equity value Lynas multiple considers enterprise value adjusted for upcoming capex need of A$500MM (US$342MM) Based on 2023E run-rate adj. EBITDA of $252MM, enterprise value of $1,214MM includes $170MM of capex spend Based on 2023E LFCF excluding the impact of growth capex; post transaction equity value of $1,473MM Livent and Albemarle capex figures assumed at last 2 years historical % of sales applied to 2021E sales estimates Estimates unavailable (3) Stage II Run-Rate(4) Stage III Illustrative(5) Stage II Run-Rate(5) Stage III Illustrative(7) Electrification Peers Specialty Materials Peers EV Revolution Peers Implied at Deal Price Implied at Deal Price (x) Electrification Average: 21.0x Specialty Materials Average: 10.7x EV Revolution Average: 9.1x Electrification Average: 1.4% Specialty Materials Average: 5.1% EV Revolution Average: 8.6% (7) (6) (6)

2022E Adj. EBITDA Margin (1) % Valuation 43 OPERATIONAL BENCHMARKING MP MATERIALS OUTPERFORMS PEERS IN KEY OPERATIONAL METRICS Notes: Peers data from Wall Street estimates, SEC Filings and Capital IQ; market data as of June 12, 2020 FCF conversion defined as (Adj. EBITDA – Maintenance Capex) / EBITDA Capex based on historical average as a % of sales for last 3 years. % applied to CY2022E revenue Estimates unavailable Lynas maintenance capex based on CY2020E research estimates 2022E FCF Conversion (1) (2) % (3) (3) (3) (3) Electrification Peers Specialty Materials Peers EV Revolution Peers (4) (4) (4) (4) (4) (5)

Valuation 44 VALUATION SUMMARY DISCOUNTED ENTERPRISE VALUE SENSITIVITY ANALYSES Stage II Run-Rate Discounted Enterprise Value Assuming Stage II Adj. EBITDA of $252MM and August 2020 Valuation Date $MM | % Premium to Contemplated Deal Valuation ($1,044MM) Stage III Illustrative Future Value Sensitivity of Incremental Stage III EBITDA Scenarios, Assuming Stage II Adj. EBITDA of $252MM $MM | Multiple vs. Contemplated Deal Valuation ($1,044MM)

Supplemental Materials 10 APPENDIX A

46 MP MATERIALS EXECUTIVE LEADERSHIP James Litinsky – Chairman & CEO Mr. Litinsky is the Founder, Chief Executive Officer and Chief Investment Officer of JHL Capital Group LLC. Before founding JHL in 2006, Mr. Litinsky was a member of the Drawbridge Special Opportunities Fund at Fortress Investment Group. Prior to Fortress, he was a Director of Finance at Omnicom Group, and he worked as a merchant banker at Allen & Company. Mr. Litinsky received a B.A. in Economics from Yale University, cum laude, and a J.D./M.B.A. from the Northwestern University School of Law and the Kellogg School of Management. He was admitted to the Illinois Bar. Mr. Litinsky serves on the Boards of AbilityLab and the Museum of Contemporary Art Chicago. Ryan Corbett – Chief Financial Officer Mr. Corbett joined the Company as Chief Financial Officer in 2019. He joined JHL Capital Group LLC as a Managing Director to focus on the firm’s investment in MP Materials. Prior to joining JHL, he was an Analyst at Brahman Capital Corp. and King Street Capital Management, both alternative asset managers based in New York, where he focused on special situations investments across the capital structure. Mr. Corbett started his career in investment banking at Morgan Stanley & Co. He graduated magna cum laude from the Wharton School of the University of Pennsylvania with a concentration in Finance. Michael Rosenthal – Chief Operating Officer Mr. Rosenthal will serve as the Chief Operating Officer of the Company upon closing of the business combination with FVAC. Mr. Rosenthal co-founded the Company and has been managing the Mountain Pass operation since the Company took control of the site in 2017. Before joining MP Materials, he was a Partner at QVT Financial, an investment firm. At QVT, Mr. Rosenthal concentrated on investments in the global automotive sector and in China. Prior to joining QVT, he worked as a senior high yield credit analyst for Shenkman Capital Management. Mr. Rosenthal graduated from Duke University with an A.B. degree in Economics and Comparative Area Studies. Supplemental Materials Sheila Bangalore – General Counsel and Chief Strategy Officer Ms. Bangalore joined the Company as its General Counsel and Chief Strategy Officer in 2020. Prior to MP Materials, Ms. Bangalore was most recently Assistant General Counsel at Aristocrat Technologies (ASX: ALL), and previously held legal roles at Zappos and Bally Technologies. Ms. Bangalore began her career at Bilzin Sumberg Baena Price & Axelrod LLP. She is a former Board member and President of the Association of Corporate Counsel, Nevada Chapter. Ms. Bangalore received her B.A. in Literature from Tufts University and her J.D. from the Washington University in St. Louis. She is currently an MBA Candidate at the Wharton School of the University of Pennsylvania.

47 MP MATERIALS POST-TRANSACTION BOARD OF DIRECTORS(1) Supplemental Materials James Litinsky – Chairman Mr. Litinsky is the Founder, Chief Executive Officer and Chief Investment Officer of JHL Capital Group LLC. Before founding JHL in 2006, Mr. Litinsky was a member of the Drawbridge Special Opportunities Fund at Fortress Investment Group. Prior to Fortress, he was a Director of Finance at Omnicom Group, and he worked as a merchant banker at Allen & Company. Mr. Litinsky received a B.A. in Economics from Yale University, cum laude, and a J.D./M.B.A. from the Northwestern University School of Law and the Kellogg School of Management. He was admitted to the Illinois Bar. Mr. Litinsky serves on the Boards of AbilityLab and the Museum of Contemporary Art Chicago. Randall Weisenburger Mr. Weisenburger founded Mile 26 Capital in January 2015. Previously, he was the Executive Vice President and Chief Financial Officer of Omnicom Group Inc. (NYSE: OMC) from 1998 through 2014. Before joining Omnicom, Mr. Weisenburger was a founding member of Wasserstein Perella and a former member of the First Boston Corporation. Mr. Weisenburger currently serves on the Board of Carnival Corporation (NYSE: CCL), Valero Energy Corporation (NYSE: VLO), and Corsair Components Inc. Mr. Weisenburger holds a MBA from the Wharton School of the University of Pennsylvania and a Bachelor’s Degree in Finance and Accounting from Virginia Tech. Notes: Michael Rosenthal will be a non-voting Board Observer. The Company anticipates naming at least two additional independent Board Directors prior to the closing of the Transaction. Drew McKnight Mr. McKnight is a Managing Partner of the Credit Funds Business based in San Francisco, CA. Mr. McKnight heads the liquid strategies and serves on the investment committee for the Credit Funds and is a member of the Management Committee of Fortress. Mr. McKnight is also the Co-CIO of the Drawbridge Special Opportunities Fund, Fortress Lending Fund and Fortress Credit Opportunities Fund V. In addition, Mr. McKnight is currently the CEO of Fortress Value Acquisition Corp. General (Ret.) Richard Myers Retired U.S. Air Force Gen. Richard B. Myers serves as the President of Kansas State University, where he is also a professor of military history and leadership. Gen. Myers loyally served his country for forty years and retired as a four-star general. From 2001-2005, he served as the 15th Chairman of the Joint Chiefs of Staff. As chairman, Myers was the highest-ranking uniformed officer of U.S. military forces and served as the principal military adviser to President George W. Bush, Secretary of Defense Donald Rumsfeld, and the National Security Council. Since retirement from the military, Myers has served on several public and non-profit boards, and also held the Colin Powell Chair for National Security Leadership, Ethics, and Character at National Defense University. Dan Gold Mr. Gold is the Founder and CEO of QVT Financial LP, an alternative investment management firm, and the QVT Family Office.  Prior to founding QVT he was a Managing Director at Deutsche Bank, where he managed the proprietary trading group which became QVT via a spinout in 2003.  Before Deutsche Bank he worked at Daiwa Securities and Bear Stearns.  Mr. Gold graduated from Harvard College with an A.B. in Physics.

48 MP MATERIALS OPERATIONAL LEADERSHIP Peter Landi – Manager, Process Technology and Engineering Mr. Landi has over 9 years of experience in the rare earth industry, primarily at Mountain Pass. He has served in various leadership roles supporting process engineering, plant operations, process and product development, and project engineering. He also led the development of the site-wide material and energy balances for production planning and reporting. Mr. Landi graduated from the University of Colorado, Boulder with a B.S. in Chemical Engineering. Mr. Landi will oversee Process Engineering for the Stage II project. Robby Ruesch – Manager, Mining and Ore Delivery Mr. Ruesch has 34 years of experience in leadership roles in open pit mining operations. Before joining MP Materials, he served as General Manager, Mine Technical Services Manager, and Mine Manager of KGHM International Ltd. Nevada Mining Company, a subsidiary or KGHM Polska Miedz, extracting copper, gold, silver and molybdenum. Mr. Ruesch also held senior mining and engineering roles at Barrick Gold. Additionally, he served on the Board of Directors for the Nevada Mining Association and is a member of Society of Mining, Metallurgy and Exploration. Mr. Ruesch received his secondary education at Great Basin Community College while working in the mining industry. Joseph Pascoe – Principal Engineer Mr. Pascoe leads the Process Engineering and Development group. He has worked in the rare earth industry for 13 years in various roles at Mountain Pass and as a consultant to other rare earth projects globally. Mr. Pascoe began his career in product development and holds several patents pertaining to applications of rare earths. He is a leading subject matter expert in rare earth processing and separation. Mr. Pascoe graduated from the State University of New York at Buffalo with a B.S. in Chemical Engineering and studied Physics at the University of Wales Swansea (United Kingdom). For the Stage II projects, Joe is the key subject matter expert for the drying, roasting, leaching, SX and product finishing design phases. Supplemental Materials Nick Perrine – Manager, Operations and Assets Mr. Perrine oversees approximately 150 employees in the Plant Operations, Maintenance, Maintenance Planning, Electrical, Mobile Maintenance, and Shipping & Warehouse departments. He has led operations through MP Materials’ Stage I recommissioning efforts, resulting in record production at the Mountain Pass facilities and world-class reliability metrics. Nick has 12 years of experience in the rare earth industry, beginning his Operations career at Mountain Pass in 2008 when he lead the Commissioning and Optimization teams before his appointment as General Foreman of the rare earth Separations & Finishing facilities.

FY 2019 Q1 2020 Net Income (GAAP) ($5.1) $1.5 (+) Depreciation and Amortization 4.7 1.1 (+) Asset Retirement and Environmental Liability Accretion 2.1 0.4 (+) Interest Expense 3.0 0.7 (+) Income Tax Provision 0.0 0.4 EBITDA $4.7 $4.1 (+) Deferred Revenue Adjustment(2) 1.9 0.7 (+) Non-Recurring Items(3) 1.9 - Adjusted EBITDA $8.5 $4.7 Net Cash Flow from Operations (GAAP) ($1.6) 3.6 (+) Net Purchases of Property, Plant, and Equipment 5.6 (2.0) Free Cash Flow $4.0 $1.5 49 Reconciliations of GAAP to Non-GAAP Measures(1) ($MM) $MM Supplemental Materials RECONCILIATIONS OF NON-GAAP MEASURES Notes: Results are pro forma unaudited combined results reflecting the combination of MP Materials and SNR Assumes full recognition of 2019 deferred revenue from the Shenghe Offtake Agreement Net impact of addback for one-time contract charge offset by gain on sale of asset